Cellular Biomedicine Group

Nasdaq: ***CBMG***

Realizing the Potential of Cell-Based Therapy Technology

Dr. William Cao, PhD, BM
Chief Executive Officer

Rodman & Renshaw Annual Global Investment Conference
September 9, 2014

Safe Harbor

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

Introduction

Founded in 2009, Cellular Biomedicine Group, Inc. is the only pure-play NASDAQ-listed China market focused biomedicine developmental company with a bifurcated approach towards critical mass:

Stem Cell Therapy for Osteoarthritis (OA) where currently no effective pipeline by big pharma

- Knee OA in Phase IIb trial, completed patient enrollment
  - Over 57 million Knee OA patients in China

Immune cell therapy for cancer

- TC-DC technology in Liver Cancer (HCC); Phase I completed
- Acquiring subset T Cell preparation and clonality analysis platform technology company to treat cancer patients
  - Potential faster time to commercialization
    - Millions of cancer patients in China undergoing therapy

Cellular Technology Platforms

CBMG

Stem Cell Therapy: adipose derived progenitor cell (haMPC)

- Stem cells and progenitor cells act as a repair system for the body, replenishing adult tissues
- Adipose derived progenitor cell therapy (haMPC) : transplantation of progenitor cells derived from patient or donor's fat tissue
- CBMG's proprietary ReJoin™: haMPC formulated, used for osteoarthritis

Immune Cell Therapy: adoptive T cells

- Adoptive T cell therapy for cancer is a form of transfusion therapy consisting of the infusion of various T cell subsets with the goal of eliminating a tumor and preventing its recurrence

IP Portfolio

	China Patents	From U.S. Partner	Patent Cooperation Treaty (PCT)	TOTAL
Granted	13			13
Patents Filed, Pending	15	5	8	29
Work in Process	10			10
TOTAL	38	5	8	**51**

CBMG has total control on its product development plan based on IP attorney analysis report

Pipeline

	Technology	Indication /Product	2014	2015	2016	2017	2018	Market size *
Immune Cell	*Tcm***	*Technical service*						~ 3 m new cancer patients per year
	DC	*Technical service*						
	TCR analysis	*Technical service*						
	DC + Tcm	*Cancer(s)****						
	TC-DC	Liver cancer						
Stem Cell	haMPC (autologous)	ReJoin™ for OA						57 m
		Asthma						30 m
		Cartilage Defect						0.3 m

Launched on market
Preclinical
Phase I
Phase II
Phase III

* Market size: number of patients
** Tcm, DC acquisition pending
*** Specific cancer type: TBD

Stem Cell Therapy - ReJoin™ : adipose derived progenitor cell (haMPC)

CBMG's ReJoin™ Therapy: Intra-articular injections of haMPCs derived from patient's own fat tissue

Mechanism of action:

- haMPC has anti-inflammatory effect by secreting chemicals to down-regulate inflammatory responses
- haMPC can also regenerate damaged joint tissues



Purification & Expansion
+ Ancillary agent
Collect 30ml of autologous adipose tissue
Mesenchymal progenitor cells (haMPC)
knee joint injection
Cell banking
Available for future use

Rejoin™ Improves OA Symptoms



NRS-11
NRS-11 Score
6
5
4
3
2
1
0
4.94
p<0.01
2.19
p<0.01
2.62
0w
12w
24w
Series1
4.94
2.19
2.62
Weeks after Cell Therapy



WOMAC
WOMAC Score
40
35
30
25
20
15
34.75
p<0. 01
25.94
p<0. 01
20.38
0w
12w
24w
Series1
34.75
25.94
20.38
Weeks after Cell Therapy

Normality test / Paired T-test

NRS-11: The Numerical Rating Scale (NRS) for self-report of pain intensity.

WOMAC: Evaluation the condition of patients with osteoarthritis of the knee and hip.

12 weeks after cell therapy, the NRS-11 decreases 2.75 and the difference are significant compared with baseline($P<0.01$). So as the WOMAC(8.81).

24 weeks after cell therapy, the NRS-11 decreases 2.35 and the difference are significant compared with baseline($P<0.01$). So as the WOMAC(14.69).

Rejoin™ Increases Cartilage Volume

CBMG

Volume Change of **Left and Right Knee** Cartilage



volume change (mean, mm3)
60
50
40
30
20
10
0
p<0.05
p<0.05
p<0.05

	Δ 12-0w	Δ 24-0w
Both Knee	25.71	53.07
Left Knee	19.39	30.06
Right Knee	6.32	23.01

Volume Change of **different parts** of the Knee Cartilage



volume change (mean, mm3)
60
40
20
0
-20
p<0.05
p<0.01
p<0.05

	Δ 12-0w	Δ 24-0w
Both Knee	25.71	53.07
Femur	20.77	35.61
Tibia	-5.34	6.88
Patella	10.28	10.57

Knee Articular Cartilage: MRI, itksnap

Normality test / Sign Rank Test

The left figure: 24 weeks after cell therapy, the both knee cartilage increase 53.07mm^3 with distributional difference compared with baseline (P<0.05). So as the left knee cartilage (30.06mm^3) and right knee cartilage(23.01mm^3).

The right figure: 24 weeks after cell therapy, the both knee cartilage increase 53.07mm^3 with distributional difference compared with baseline (P<0.05). So as the both femur cartilage (35.61mm^3) and both patella cartilage(10.57mm^3). But the both tibia cartilage (6.88 mm^3) are not.

Rejoin™ Reduces OA Edema

Reduction of bone marrow edema and increase of thickness of articular cartilage


Marrow Edema
Thickness of Cartilage

baseline


Marrow Edema
Thickness of Cartilage

24 weeks after therapy

- *Mesenchymal stem cell therapy for knee osteoarthritis. Preliminary report of four patients. International Journal of Rheumatic Diseases 2011; 14: 211-215*
- *Articular cartilage regeneration with autologous peripheral blood stem cells versus hyaluronic acid: a randomized controlled trial. Arthroscopy 2012; 12; 008*

Immune Cell Therapy: Adoptive T cell

Adoptive T cell therapy is a novel technology to eliminate tumors and prevent tumor recurrence. *Science Magazine* editors named cancer immunotherapy as Breakthrough of the Year for 2013

Principle



Cancer Patient
Collect T cells from patient
Ex vivo subset T cells expansion; Tumor antigen DC loading;
Reinfusion to patient

Benefits

- Safe and effective
- Increase antitumor immunity
- Prevent cancer recurrence and extend survival time
- Mediate tumor regression
- Improve life quality

Value Proposition

- Leading **Knee Osteoarthritis (KOA)** program:
  - Phase I/IIa Clinical Trial 6 month follow-up data is very encouraging, showing unprecedented, and significant increase of cartilage thickness; 12 month follow-up data to be released in Q4 2014
  - Complete Phase IIb patient enrollment and interim report Q1/2015;
  - Enjoy envious business position where there are currently little big pharma OA solutions ;
- **Immune cell therapy revenue ramp up;**
  - Revenue from sales of reagent kits and technical service;
  - Supportive regulatory environment for cancer trials;
- **Becoming dominant player for insulated China**, world 2nd largest medical market
  - Differentiated by fortified IP and clinical trials;
  - NASDAQ listed platform;
  - High capital efficiency;
  - Barrier of entry & first mover advantage;

Seasoned Management Team

CBMG



Wei (William) Cao, PhD, BM / CEO & Director
- PhD, Pharmacology, Medical College of Virginia
- Post-doctorate in Pathology, Harvard Medical School
- Post-doctorate in Cardiothoracic Surgery, Stanford University Medical School
- Former GM, Affymetrix Greater China
- Elected member of Expert Committee, 3rd Medical Technology Approval Office, Chinese Medical Doctor Association, Ministry of Health, PRC
- Former CBMG President



Bizuo (Tony) Liu, BA in Physics, AICPA
Chief Financial Officer and Board Secretary
- Former Corporate VP, Alibaba Group; CFO, HiChina
- Former GM, Corporate Strategy, Microsoft
- Former Corporate Accounting Director, Microsoft



Andy Chan, JD, MBA
Senior Vice President of Business Development
- Jurisprudence Doctorate (JD), S. Texas College of Law
- Master in Business Administration, Nova University
- Former VP, BD & China Operations, Jazz Semiconductor
- Former Senior Director, Strategic Business Development, AlliedSignal Aerospace
- Former CBMG CFO and Board Secretary



Helen Zhang, BM
VP China Operation and Technology
- Former Associate Director, Harvard Gene Therapy Initiative, Harvard Medical School
- Former Max-Delbruck Research Fellow, National Research Center for Molecular Medicine, Berlin, Germany



Chase Dai, D.M.Sc.
VP and GM of Cell Therapy Business Unit.
- Former CEO, MedGene Biotechnology
- Former Deputy Chief Physician of Cardiology Dept, Beijing 301 PLA Hospital



Maxwell Wang, MD, PhD
Director of Medical Research
- MD, Wuerzburg University, Germany
- PhD, University of Aberdeen
- Orthopedic Surgeon
- Over 10 years of research focused on mesenchymal stem cells and bone cells in Germany, UK and USA
- The first to find the paracrine and autocrine effects of CCN family genes in bone cell differentiation

Strong Board Stewardship



Wen Tao (Steve) Liu, PhD/ Executive Chairman
- PhD, Physical Chemistry, Rensselaer Polytechnic Institute, New York
- Former President & CEO, Shanghai Hua Hong NEC Electronics Company
- Former President & CEO, Seeo Inc.



Nadir Patel, MBA / Independent Director, Chairman of Audit Committee
- MBA, New York University's Stern School of Business, the London School of Economics and Political Science and HEC Paris School of Management
- Assistant Deputy Minister, Corporate Planning, Finance & Information Technology, and Chief Financial Officer, Canada's Department of Foreign Affairs, Trade & Development
- Former Canadian Consul General in Shanghai



Terry A. Belmont / Independent Director
- Over 20 years of experience in leading major academic and non-academic medical centers and healthcare entities
- Former CEO of Long Beach Memorial Medical Center and Miller Children's Hospital
- CEO, UC Irvine Medical Center since 2009



Jeff Auerbach/ Independent Director
- 20+ years working in the investment industry in New York.
- Former Head of Institutional Sales with Kuhn's Brothers Securities Corp in New York City.
- Former Senior Vice President of the Private Client Group of vFinance Investments (merged with National Securities).
- Licensed broker-dealer with Series 7, Series 63 and Series 99 licenses.



Dai Jianping, MD / Independent Director, Chairman of Nominating and Corporate Governance Committee
- Professor, Beijing Neurosurgical Institute and Beijing Tiantan Hospital, Capital University of Medical Sciences
- Vice Chairman of Chinese Association of Medical Doctors
- Vice Chairman of Chinese Association of Hospitals
- One of the 3 Chinese associates (including former Minister of Health of China), Institute of Medicine, U.S.A. (IOM)

Critical Success Factors

CBMG

- NASDAQ listed company; seasoned management team; transparent with good governance
  - Major business operation in the populous China market with huge aging population, focusing on no-option Knee OA adipose stem cell therapy and Cancer immune cell therapy
- Strong balance sheet
- Consolidating China Cancer Immune Cell Therapy leaders
- KOA trial results;
- Regulatory environment;
- Barrier of entry

Key Investment Highlights

Developing cell therapy biomedicine platforms for treatment of degenerative and cancerous diseases

1. Promising Technology Platform with Bifurcated Approach to Cell Therapy Supported with High Barriers to Entry and Fortified IP
2. Meaningful Industry Growth and Opportunity Addressing Unmet Medical Needs
3. Differentiated Clinical Pathway to Commercialization versus the US
4. Recognized Clinical Dataset
5. Strong Balance Sheet
6. Distinguished and Seasoned Management and Board of Directors

Appendix

Facility and Credentials


CBMG







Facility and Credentials

- ✓ CBMG Shanghai facility is awarded ISO-14644 cleanroom certification by ENV Inc. , a service provider of GMP certification certified by FDA
- ✓ Shanghai and Wuxi facilities are accredited the ISO (International Standards Organization) 9001:2008 certification by internationally recognized quality management system SGS
- ✓ Both CBMG Shanghai and Wuxi facility are GMP certified by SFDA certified institute



CBMG Shanghai facility, occupying 2 floors

- ✓ CBMG Shanghai received Provisional Accreditation for its haMPC production and clinical application by International l Cellular Medicine Society of AABB
- ✓ Wuxi Government authorized CBMG Wuxi as “Wuxi Stem Cell Technology Translation Center”
- ✓ CBMG CEO Dr. William Cao is an elected member of Expert Committee, The 3rd Medical Technology Approval Office, Chinese Medical Doctor Association, Ministry of Health, PRC
- ✓ Dr. Cao is appointed member of the Committee of International Cellular Medicine Society and American Association of Blood Banks for the Development of the Standards for the practice of Cell-Based Medicine

Milestones

CBMG

2009
- Cellular Biomedicine Group founded in China

2010
- 1st CBMG international-standard R&D and manufacturing facility opens in Wuxi, China

2012
- 2nd CBMG international-standard R&D and manufacturing facility opens in Shanghai, China

2013
- Commence trading on OTCQB market: *CBMG*
- Launch ReJoin™ Phase I/IIa Clinical Trial for Knee Osteoarthritis (KOA)
- Launch TC-DC Phase I Clinical Trial for Liver Cancer (HCC)

2014
NASDAQ
- Launch ReJoin™ Phase IIb Clinical Trial for Knee Osteoarthritis (KOA)
- June 18 – Commence trading on Nasdaq Capital Market: *CBMG*
- Close $10 Million private placement offering
- Acquire Immune Cell Therapy technology
- Launch cartilage defect (CD) stem cell study

CBMG
Cellular Biomedicine Group

THANK YOU

www.CellBioMedGroup.com